SANDLER O'NEILL + PARTNERS

West Coast Financial Services Conference

March 1 - 3, 2010

PROVIDENT

Provident Financial Holdings, Inc.

www. myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; the accuracy of the results of our stress test; results of examinations of us by the Office of Thrift Supervision or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

Quarterly Net Income



PROVIDENT
Provident Financial Holdings, Inc.



Choppy results dictated by loan loss provisioning and mortgage banking opportunities.
(In Millions)
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
$0.3
$(6.5)
$(2.6)
$1.3
$(5.0)
$2.6
09/08
12/08
03/09
06/09 *
09/09
12/09
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

Provident Financial Holdings, Inc.

Pre-Provision, Pre-Tax Earnings


(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$6.4
$5.3
$9.1
$13.2
$8.6
$6.7
09/08
12/08
03/09
06/09 *
09/09
12/09
(Quarter Ended)
Solid numbers overshadowed by loan loss provisioning.

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments

Mortgage banking results contributing during the most recent 4 quarters; and community banking results influenced by credit quality, which was better in the December 2009 quarter.



(In Millions)
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
-$10.0
-$12.0
$2.4
$(1.7)
$(9.1)
$(2.1)
$2.2
$(6.6)
$4.7
$(4.4)
$(5.0)
$2.4
$2.0
09/08
12/08
03/09
06/09 *
09/09
12/09
(Quarter Ended)
Community Banking
Mortgage Banking

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction ($596,000 was allocated to Mortgage Banking) and the $734,000 FDIC special assessment expense paid in September 2009.

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA"), NPA to Total Assets Ratio and Allowance for Loan Losses to Loans Held for Investment Ratio ("ALLL to LHI")



Flatter slope denotes much slower pace of loan quality deterioration.
Much Flatter Slope
Much Steeper Slope
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
(In Thousands)
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
(Percentage)

	09/08	12/08	03/09	06/09	09/09	12/09
Non-Performing Assets	$44,676	$56,963	$80,998	$88,257	$98,222	$100,704
NPA to Total Assets	2.80%	3.67%	5.18%	5.59%	6.64%	7.12%
ALLL to LHI	1.67%	2.69%	3.36%	3.75%	4.97%	4.92%

Provident Financial Holdings, Inc.

Asset Quality

Specific valuation allowances have been declining since the March 2009 quarter, a combination of slower NPA growth and lower loss content.

Provision for Loan Losses



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
(In Thousands)
$5,732
$16,536
$13,541
$12,863
$17,206
$2,315

	09/08	12/08	03/09	06/09	09/09	12/09
GVA (1)	-$673	$5,039	$1,016	$1,822	$9,247	-$1,806
SVA (2)	$6,405	$11,497	$12,525	$11,041	$7,959	$4,121

(1) General Valuation Allowance.

(2) Specific Valuation Allowance.

Provident Bank Mortgage Loan Originations


(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
Mortgage banking volume is holding up well and significantly higher than calendar 2008 levels.
$8
$166
$-
$169
$1
$366
$1
$617
$-
$492
$-
$465
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)
Saleable
Portfolio

Provident Bank Mortgage Locked Pipeline



Locked Pipeline - Available for Sale
(In Thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(0)
Locked pipeline funded out in the last quarter. Pipeline will build entering the customary spring buying season if rates remain attractive.

	09/08	12/08	03/09	06/09	09/09	12/09
Gross Locked Pipeline	$54,666	$77,243	$338,103	$159,726	$206,321	$114,464
Net Locked Pipeline (1)	$32,253	$45,573	$206,966	$104,630	$131,149	$76,755

(Quarter Ended)

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Purchase vs. Refinance


Refinance volume increased in lock-step with Federal Reserve easing of monetary policy; and purchase transactions have increased as a result of the significant decline in real estate values.
100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
Refinance (%)
Purchase (%)

	09/08	12/08	03/09	06/09	09/09	12/09
Refinance	17%	17%	56%	60%	39%	50%
Purchase	83%	83%	44%	40%	61%	50%

(Quarter Ended)

Loan Sale Margin

Loan sale margin has held up quite well because of fewer competitors and limited access to warehouse lines.



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.72%
1.18%
0.80%
1.68%
1.33%
1.42%
1.33%
1.45%
0.59%
0.82%
1.27%
1.55%
09/08
12/08
03/09
06/09
09/09
12/09
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision